ING LIFE INSURANCE AND ANNUITY COMPANY

and its Variable Annuity Account C

ING express Variable Annuity

Supplement dated August 7, 2006 to the Contract Prospectus and

Statement of Additional Information, each dated April 28, 2006,

as supplemented

This supplement updates certain information contained in your Contract Prospectus and Statement of Additional Information (SAI). Please read it carefully and keep it with your Contract Prospectus and SAI for future reference.

Effective August 7, 2006, ING MFS Capital Opportunities Portfolio changed its name to ING Thornburg Value Portfolio. Accordingly, all references to ING MFS Capital Opportunities Portfolio in the Contract Prospectus and SAI are deleted and replaced with ING Thornburg Value Portfolio.

The information for ING MFS Capital Opportunities Portfolio appearing in the Contract Prospectus under Appendix I – Description of Underlying Funds is deleted and replaced with the following:

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Partners, Inc. – ING Thornburg Value Portfolio (formerly ING MFS Capital Opportunities Portfolio)	ING Life Insurance and Annuity Company Subadviser: Thornburg Investment Management	Seeks capital appreciation.

X.129091-06	August 2006